Exhibit 99.1

CULP ANNOUNCES RESULTS FOR SECOND QUARTER FISCAL 2025, HIGHLIGHTED BY

SEQUENTIAL IMPROVEMENT IN MATTRESS FABRICS PERFORMANCE, ALONG WITH

STEADY RESTRUCTURING PROGRESS

HIGH POINT, N.C. (December 4, 2024) ─ Culp, Inc. (NYSE: CULP) (together with its consolidated subsidiaries, “CULP”) today reported financial and operating results for the second quarter ended October 27, 2024.

Fiscal 2025 Second Quarter Financial Highlights

▪
Consolidated net sales of $55.7 million

- mattress fabrics segment sales up 7.1 percent sequentially

▪
70.7 percent sequential reduction in mattress fabrics operating loss as restructuring progresses; upholstery fabrics segment continues to be profitable in challenging industry environment

▪
GAAP consolidated loss from operations of $(5.4) million (includes $2.8 million in restructuring expense and related charges)

- Non-GAAP loss from operations of $(2.6) million (see reconciliation table on page 14)

- Although sequentially improved, operating performance for the quarter was affected by lower sales and manufacturing inefficiencies related to the significant restructuring activity in the mattress fabrics segment

▪
$10.5 million in cash, $4.1 million in outstanding borrowings used to fund worldwide working capital and restructuring initiatives

- net cash position of $6.5 million (see reconciliation table on page 9)

Financial Outlook

▪
Due to the expected continued pressure on sales and the significant restructuring activity underway in the mattress fabrics segment, the company is only providing limited financial guidance at this time.

- Consolidated net sales for the third quarter expected to be flat to slightly down sequentially,

with continued pressure on residential upholstery fabric sales.

- Currently expect positive adjusted EBITDA (excluding restructuring and related charges) for the second half of fiscal 2025, and a return to consolidated adjusted operating income

(excluding restructuring and related charges) sometime in the fourth quarter of fiscal 2025,

with continued sequential improvement in mattress fabrics profitability each quarter.

▪
The company’s expectations are based on information available at the time of this press release and reflect certain assumptions by management regarding the company’s business and trends and the projected impact of restructuring actions and ongoing external headwinds.

Iv Culp, President and Chief Executive Officer of Culp, Inc., said, “For the second quarter, we continued to experience weakened industry demand conditions, with accelerated softness in our residential upholstery fabrics business that resulted in lower-than-expected sales. However, we remain encouraged with our strategic approach, our comprehensive restructuring process, and the growth we expect from market share penetration, along with an eventual normalized environment. In spite of the 5 percent decline in consolidated, year-over-year revenue for the second quarter, we believe we are outperforming the industry average.

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CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

"We were pleased with the sequential improvement in sales and operating performance from our mattress fabrics segment during the quarter. Sales for this segment increased 7.1 percent compared to the first quarter of fiscal 2025, driven by higher order levels, which we believe are indicative of our growing market position. The mattress fabrics segment also sequentially reduced its operating loss by 70.7 percent for the quarter, reflecting the solid progress we are making with our restructuring activity. However, as expected due to the scope of this initiative, inefficiencies associated with restructuring affected our operating performance during the period.

"In our upholstery fabrics segment, sales for our residential fabrics business were affected by further weakness in residential home furnishing sales. While we expected some pressure during the period, we experienced larger impacts from customers adjusting their inventory levels to align with demand after a more robust ordering period during the first quarter. This included a significant temporary reduction in orders from a large customer during the second quarter, which is also expected to affect sales during the third quarter. Conversely, revenue for our hospitality/contract fabric business remained solid during the second quarter, and overall, we remain pleased with the upholstery fabrics segment's continuing profitability, supported by our asset-light platform.

"Looking ahead, we are optimistic about the progress we are making with our restructuring initiatives, as well as our solid market position in both businesses. We are optimizing our operations and cost structure, providing excellent customer service, and winning new placements with our innovative product portfolio. Although the restructuring activity involves a significant undertaking and short-term inefficiencies, we are demonstrating quarter-by-quarter operating improvement in a tough macro environment. Importantly, while we anticipate that industry conditions will remain somewhat pressured through fiscal 2025, we expect the strategic actions we are taking will position us for a return to profitability post-restructuring at the currently depressed demand levels, as well as further growth opportunities as market conditions improve," added Culp.

Restructuring Update

The restructuring plan announced on May 1, 2024, primarily focused on the company's mattress fabrics segment, continues to progress as planned. The consolidation of the company's sewn mattress cover operation in Haiti was completed during the first quarter, and the consolidation of the company's North American mattress fabrics operation is nearing completion, including the phased wind-down and closure of its manufacturing facility in Canada. The company discontinued knitting production at this facility during the second quarter (end of September), and completed damask weaving production in November. The optimization and relocation of certain knitting and finishing equipment from the Canadian facility to the mattress fabrics manufacturing facility in Stokesdale, North Carolina, is also well underway, with completion planned in the third quarter.

The company still expects to generate $10.0 - $11.0 million in annualized savings and operating improvements after the restructuring initiatives are fully implemented by the end of the third quarter, with most of the restructuring benefit realized during the fourth quarter of fiscal 2025.

In addition, based on restructuring activities that have been completed along with updated estimates on those that remain in process, the company now expects to incur total restructuring and restructuring-related costs and charges of $7.3 million in fiscal 2025, of which $4.4 million is now expected to be cash expenditures. The company expects to fund close to $2.0 million of the cash costs with proceeds from the sale of excess manufacturing equipment and proceeds from a building lease termination in Haiti.

These restructuring and restructuring-related costs and charges exclude any gain on the sale of real estate, the amount and timing of which is currently unknown, but which will ultimately reduce the amount of the restructuring charges incurred. The company is actively marketing and showing the real estate, and currently anticipates receiving approximately $6.0 to $8.0 million in cash proceeds (net of all taxes and commissions) from its eventual sale.

Second Quarter Fiscal 2025 Results versus Second Quarter Fiscal 2024 Results

▪
Net sales were $55.7 million, down 5.2 percent compared with the prior-year period, with mattress fabrics sales down 4.2 percent and upholstery fabrics sales down 6.4 percent.

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CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

▪
Loss from operations was $(5.4) million (which included $2.8 million in restructuring expense and related charges during the period), compared with a loss from operations of $(2.2) million for the prior-year period (which included $66,000 in restructuring and related charges during the period).
▪
Adjusted loss from operations was $(2.6) million, compared with an adjusted loss from operations of $(2.2) million for the prior-year period. (See reconciliation table on page 14). Operating performance compared to the second quarter of fiscal 2024 was negatively affected by lower sales in both segments, and by manufacturing inefficiencies primarily related to the significant restructuring activity underway in the mattress fabrics segment.
▪
Net loss was $(5.6) million, or $(0.45) per diluted share, compared with a net loss of $(2.4) million, or $(0.19) per diluted share, for the prior-year period. The effective tax rate for the second quarter was 0.9 percent, reflecting the company’s mix of taxable income between its U.S. and foreign jurisdictions during the period.

Business Segment Highlights

Mattress Fabrics Segment (“CHF”)

▪
Sales for this segment were $30.1 million for the second quarter, down 4.2 percent compared with sales of $31.4 million in the second quarter of fiscal 2024. Sequentially, sales were up 7.1 percent compared with sales of $28.1 million for the first quarter of fiscal 2025.

▪
While year-over-year sales were pressured by ongoing weakness in the domestic mattress industry, the sequential improvement in sales was driven by higher order levels, which are indicative of CHF's product innovation and improving market position.

▪
Operating loss was $(1.0) million for the second quarter, compared to an operating loss of $(936,000) in the prior-year period and compared to an operating loss of $(3.5) million for the first quarter of fiscal 2025. Operating performance for the quarter, as compared to the prior-year period, was pressured by lower year-over-year sales volume and manufacturing inefficiencies, including those related to the significant restructuring initiatives to wind-down CHF's Canadian operation and move certain knitting and finishing equipment to Stokesdale, North Carolina. However, while restructuring-related inefficiencies negatively affected the quarter, the reduction in operating loss as compared sequentially to the first quarter of fiscal 2025 reflected the significant progress CHF is making to reduce costs as it executes its restructuring plan.

Upholstery Fabrics Segment (“CUF”)

▪
Sales for this segment were $25.6 million for the second quarter, down 6.4 percent compared with sales of $27.3 million in the second quarter of fiscal 2024. Sequentially, sales were down 10.0 percent compared with sales of $28.5 million for the first quarter of fiscal 2025.

▪
Sales for CUF's residential fabric business were lower than the prior-year period and lower sequentially. This was driven primarily by further demand weakness in the residential home furnishings industry, which resulted in lower order levels as customers, including a significant customer, adjusted their inventory to align with soft industry demand. This ordering variability will also pressure residential fabric sales for the third quarter of fiscal 2025.

▪
Sales for CUF's hospitality/contract business (including Read Window) were flat compared to both the prior-year and sequential periods. Sales from CUF’s hospitality/contract business accounted for approximately 35 percent of CUF's total sales during the second quarter.

▪
Operating income was $615,000 for the second quarter, compared with operating income of $1.4 million in the second quarter of fiscal 2024. Operating performance for the second quarter of fiscal 2025, as compared to the prior-year period, was affected by lower sales, an unfavorable foreign currency exchange rate associated with CUF's operations in China, and higher freight costs, offset somewhat by lower SG&A and lower fixed costs.

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CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

Balance Sheet, Cash Flow, and Liquidity

▪
As of October 27, 2024, the company reported $10.5 million in total cash and $4.1 million in outstanding debt under the company's China credit facility.

▪
Cash flow from operations and free cash flow were negative $(2.6) million and negative $(3.4) million, respectively, for the first six months of fiscal 2025, compared with cash flow from operations and free cash flow of negative $(4.5) million and negative $(5.6) million, respectively for the first six months of fiscal 2024. (See reconciliation table on page 11 of this press release.) The company’s cash flow from operations and free cash flow during the first six months of fiscal 2025 were affected by operating losses and planned strategic investments in capital expenditures mostly related to the mattress fabrics segment, partially offset by lower working capital. Both segments continue to do an effective job managing inventory during very challenging business conditions.

▪
Capital expenditures for the first six months of fiscal 2025 were $1.6 million. The company continues to strategically manage capital investments, focusing on projects that will increase efficiencies and improve quality, especially for the mattress fabrics segment.

▪
As of October 27, 2024, the company had approximately $33.1 million in liquidity consisting of $10.5 million in cash and $22.6 million in borrowing availability under the company's domestic credit facility. The company also had $4.1 million in borrowings outstanding under its China credit facility.

▪
The company intends to utilize some borrowings under its domestic and foreign credit facilities during fiscal 2025 in connection with its restructuring activities, the timing of the Chinese New Year holiday, and to fund worldwide working capital to grow the business.

Conference Call

Culp, Inc. will hold a conference call to discuss financial results for the fiscal 2025 second quarter on Thursday, December 5, 2024, at 9:00 a.m. Eastern Time. A live webcast of this call can be accessed on the “Upcoming Events” section on the investor relations page of the company’s website, www.culp.com. A replay of the webcast will be available for 30 days under the “Past Events” section on the investor relations page of the company’s website, beginning at 2:00 p.m. Eastern Time on December 5, 2024.

Investor Relations Contact

Ken Bowling, Executive Vice President, Chief Financial Officer, and Treasurer:

(336) 881-5630

krbowling@culp.com

About the Company

Culp, Inc. is one of the largest marketers of mattress fabrics for bedding and upholstery fabrics for residential and commercial furniture in North America. The company markets a variety of fabrics to its global customer base of leading bedding and furniture companies, including fabrics produced at Culp’s manufacturing facilities and fabrics sourced through other suppliers. Culp has manufacturing and sourcing capabilities located in the United States, China, Haiti, Turkey, and Vietnam.

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “will,” “may,” “should,” “could,” “potential,” “continue,” “target,” “predict”, “seek,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations, projections, or trends for our future operations, strategic initiatives and plans, restructuring actions,

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CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

production levels, new product launches, sales, profit margins, profitability, operating (loss) income, capital expenditures, working capital levels, cost savings (including, without limitation, anticipated cost savings from restructuring actions), income taxes, SG&A or other expenses, pre-tax (loss) income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, ending cash balances and cash positions, borrowing capacity, investments, potential acquisitions, cash and non-cash restructuring and restructuring-related charges, expenses, and/or credits, net proceeds from restructuring related asset dispositions, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. In addition, because our foreign operations use the U.S. dollar as their functional currency, changes in the exchange rate between the local currency of those operations and the U.S dollar can affect our reported profits from those foreign operations. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the recent coronavirus pandemic, could also adversely affect our operations and financial performance. In addition, the impact of potential asset impairments, including impairments of property, plant, and equipment, inventory, or intangible assets, as well as the impact of valuation allowances applied against our net deferred income tax assets, could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Also, our success in diversifying our supply chain with reliable partners to effectively service our global platform could affect our operations and adversely affect our financial results. Finally, the future performance of our business also depends on our ability to successfully restructure our mattress fabric operations and return the segment to profitability. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission.

Many of these factors are macroeconomic in nature and are, therefore, beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from those described in this release as anticipated, believed, estimated, expected, intended, planned or projected. The forward-looking statements included in this release are made only as of the date of this report. Unless required by United States federal securities laws, we neither intend nor assume any obligation to update these forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations or financial results.

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CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THE THREE MONTHS ENDED OCTOBER 27, 2024, AND OCTOBER 29, 2023

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED
	Amount			Percent of Sales
	(1)	(1)
	October 27,	October 29,	% Over	October 27,	October 29,
	2024	2023	(Under)	2024	2023
Net sales	$55,674	$58,725	(5.2)%	100.0%	100.0%
Cost of sales (1)	(49,684)	(50,775)	(2.1)%	89.2%	86.5%
Gross profit	5,990	7,950	(24.7)%	10.8%	13.5%
Selling, general and administrative expenses	(9,359)	(10,045)	(6.8)%	16.8%	17.1%
Restructuring expense (2) (3)	(2,031)	(144)	N.M	3.6%	0.2%
Loss from operations	(5,400)	(2,239)	141.2%	(9.7)%	(3.8)%
Interest expense	(30)	—	100.0%	(0.1)%	—
Interest income	244	282	(13.5)%	0.4%	0.5%
Other (expense) income	(508)	49	N.M.	(0.9)%	0.1%
Loss before income taxes	(5,694)	(1,908)	198.4%	(10.2)%	(3.2)%
Income tax benefit (expense) (4)	50	(516)	(109.7)%	0.9%	(27.0)%
Net loss	$(5,644)	$(2,424)	132.8%	(10.1)%	(4.1)%

Net loss per share - basic	$(0.45)	$(0.19)	136.8%
Net loss per share - diluted	$(0.45)	$(0.19)	136.8%
Average shares outstanding-basic	12,513	12,456	0.5%
Average shares outstanding-diluted	12,513	12,456	0.5%

Notes

(1) See page 14 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the three months ending October 27, 2024, and October 29, 2023.

(2) During the three months ending October 27, 2024, restructuring expense of $2.0 million represents $2.0 million and $29,000, related to the mattress fabrics and upholstery fabrics segments, respectively. The $2.0 million of restructuring expense represents (i) $1.4 million related to the gradual discontinuation of operations and the process of selling the manufacturing facility located in Quebec, Canada, which includes employee termination benefits of $505,000, additional depreciation related to the shortening of useful lives of equipment of $465,000, other associated costs of $373,000 and lease termination costs of $179,000, partially offset by net gains on the disposal of equipment totaling $133,000; (ii) $600,000 related to relocating certain equipment and consolidating production from the mattress fabric manufacturing facility located in Quebec, Canada to the U.S facility located in Stokesdale, North Carolina, which includes other associated costs of $527,000, employee termination benefits of $58,000, and losses on the disposal of equipment totaling $15,000; (iii) $29,000 of other associated costs related to moving certain equipment from our upholstery fabrics operation located in Knoxville, Tennessee to our upholstery fabrics distribution center located in Burlington, N.C.; and (iv) $13,000 for losses on the disposal of equipment related to the consolidation of two leased facilities at our mattress cover operation located in Ouanaminthe, Haiti.

(3) Restructuring expense of $144,000 for the three-month period ending October 29, 2023, represents $142,000 for impairment charges related to equipment and $2,000 for employee termination benefits related to the discontinuation of production of cut and sewn upholstery kits at our facility located in Ouanaminthe, Haiti.

(4) Percent of sales column for income tax (benefit) expense is calculated as a percent of loss before income taxes.

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CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THE SIX MONTHS ENDED OCTOBER 27, 2024, AND OCTOBER 29, 2023

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	SIX MONTHS ENDED
	Amount			Percent of Sales
	(1)	(1)
	October 27,	October 29,	% Over	October 27,	October 29,
	2024	2023	(Under)	2024	2023
Net sales	$112,211	$115,387	(2.8)%	100.0%	100.0%
Cost of sales (1)	(101,145)	(100,352)	0.8%	90.1%	87.0%
Gross profit	11,066	15,035	(26.4)%	9.9%	13.0%
Selling, general and administrative expenses	(18,655)	(19,874)	(6.1)%	16.6%	17.2%
Restructuring expense (2) (3)	(4,662)	(482)	N.M.	4.2%	0.4%
Loss from operations	(12,251)	(5,321)	130.2%	(10.9)%	(4.6)%
Interest expense	(58)	—	100.0%	0.1%	—
Interest income	507	627	(19.1)%	0.5%	0.5%
Other (expense) income	(913)	145	N.M.	0.8%	(0.1)%
Loss before income taxes	(12,715)	(4,549)	179.5%	(11.3)%	(3.9)%
Income tax expense (4)	(190)	(1,217)	(84.4)%	(1.5)%	(26.8)%
Net loss	$(12,905)	$(5,766)	123.8%	(11.5)%	(5.0)%

Net loss per share - basic	$(1.03)	$(0.47)	119.1%
Net loss per share - diluted	$(1.03)	$(0.47)	119.1%
Average shares outstanding-basic	12,491	12,394	0.8%
Average shares outstanding-diluted	12,491	12,394	0.8%

Notes

(1) See page 15 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the six months ending October 27, 2024, and October 29, 2023.

(2) During the six months ending October 27, 2024, restructuring expense of $4.7 million represents $4.5 million and $161,000, related to the mattress fabrics and upholstery fabrics segments, respectively. The $4.7 million of restructuring expense represents (i) $3.3 million related to the gradual discontinuation of operations and the process of selling the manufacturing facility located in Quebec, Canada, which includes $1.3 million of additional depreciation related to the shortening of useful lives of equipment, employee termination benefits of $1.0 million, other associated costs of $463,000, and lease termination costs of $443,000, partially offset by net gains on the disposal of equipment of $38,000; (ii) $767,000 related to relocating certain equipment and consolidating production from the mattress fabric manufacturing facility located in Quebec, Canada to the U.S facility located in Stokesdale, North Carolina, which includes other associated costs of $694,000, employee termination benefits of $58,000, and losses on the disposal of equipment totaling $15,000; (iii) $483,000 related to the consolidation of two leased facilities at our mattress cover operation located in Ouanaminthe, Haiti, which includes lease termination costs of $406,000, employee termination benefits of $48,000, other associated costs of $16,000, and losses of the disposal of equipment of $13,000; and (iv) $161,000 related to our upholstery fabrics segment, which includes employee termination benefits of $102,000 and other associated costs of $59,000 for moving equipment from our upholstery fabrics operation located in Knoxville, Tennessee to our upholstery fabrics distribution center located in Burlington, N.C.

(3) Restructuring expense of $482,000 for the six-month period ending October 29, 2023, represents $379,000 for impairment charges related to equipment and $103,000 for employee termination benefits related to the discontinuation of production of cut and sewn upholstery kits at our facility located in Ouanaminthe, Haiti.

(4) Percent of sales column for income tax expense is calculated as a percent of loss before income taxes.

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CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CONSOLIDATED BALANCE SHEETS

OCTOBER 27, 2024, OCTOBER 29, 2023, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	Amounts
	(Condensed)	(Condensed)			(Condensed)
	October 27,	October 29,	Increase (Decrease)		* April 28,
	2024	2023	Dollars	Percent	2024
Current assets
Cash and cash equivalents	$10,531	$15,214	(4,683)	(30.8)%	$10,012
Short-term investments - rabbi trust	919	937	(18)	(1.9)%	903
Accounts receivable, net	22,330	23,036	(706)	(3.1)%	21,138
Inventories	45,132	44,465	667	1.5%	44,843
Short-term note receivable	522	256	266	103.9%	264
Current income taxes receivable	979	340	639	187.9%	350
Assets held for sale	3,301	—	3,301	100.0%	—
Other current assets	3,187	4,346	(1,159)	(26.7)%	3,371
Total current assets	86,901	88,594	(1,693)	(1.9)%	80,881

Property, plant & equipment, net	26,510	34,664	(8,154)	(23.5)%	33,182
Right of use assets	4,239	6,874	(2,635)	(38.3)%	6,203
Intangible assets	1,688	2,064	(376)	(18.2)%	1,876
Long-term investments - rabbi trust	7,105	6,995	110	1.6%	7,102
Long-term note receivable	1,324	1,596	(272)	(17.0)%	1,462
Deferred income taxes	559	472	87	18.4%	518
Other assets	661	901	(240)	(26.6)%	830
Total assets	$128,987	$142,160	(13,173)	(9.3)%	$132,054

Current liabilities
Line of credit - China	4,074	—	4,074	100.0%	—
Accounts payable - trade	32,373	27,903	4,470	16.0%	25,607
Accounts payable - capital expenditures	602	298	304	102.0%	343
Operating lease liability - current	1,108	2,540	(1,432)	(56.4)%	2,061
Deferred compensation - current	919	937	(18)	(1.9)%	903
Deferred revenue	1,129	853	276	32.4%	1,495
Accrued expenses	6,196	8,106	(1,910)	(23.6)%	6,726
Accrued restructuring	863	—	863	100.0%	—
Income taxes payable - current	1,165	998	167	16.7%	972
Total current liabilities	48,429	41,635	6,794	16.3%	38,107

Operating lease liability - long-term	1,958	2,431	(473)	(19.5)%	2,422
Income taxes payable - long-term	1,378	2,055	(677)	(32.9)%	2,088
Deferred income taxes	6,624	5,663	961	17.0%	6,379
Deferred compensation - long-term	6,975	6,748	227	3.4%	6,929
Total liabilities	65,364	58,532	6,832	11.7%	55,925
Shareholders' equity	63,623	83,628	(20,005)	(23.9)%	76,129
Total liabilities and shareholders' equity	$128,987	$142,160	(13,173)	(9.3)%	$132,054
Shares outstanding	12,559	12,470	89	0.7%	12,470

* Derived from audited financial statements.

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CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP, INC.

SUMMARY OF CASH AND DEBT

OCTOBER 27, 2024, OCTOBER 29, 2023, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	Amounts
	October 27,	October 29,	April 28,
	2024	2023	2024*
Cash:
Cash and cash equivalents	$10,531	$15,214	$10,012
Less Debt:
Line of credit - China	4,074	—	—
Net Cash Position	$6,457	$15,214	$10,012

* Derived from audited financial statements.

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CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED OCTOBER 27, 2024, AND OCTOBER 29, 2023

Unaudited

(Amounts in Thousands)

	SIX MONTHS ENDED
	Amounts
	October 27,	October 29,
	2024	2023
Cash flows from operating activities:
Net loss	$(12,905)	$(5,766)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	3,077	3,251
Non-cash inventory credit	(309)	(2,001)
Amortization	200	193
Stock-based compensation	364	485
Deferred income taxes	204	(283)
Gain on sale of equipment	(27)	(278)
Non-cash restructuring expense	2,178	379
Foreign currency exchange loss (gain)	237	(697)
Changes in assets and liabilities:
Accounts receivable	(1,162)	1,644
Inventories	117	2,304
Other current assets	194	(1,355)
Other assets	107	(123)
Accounts payable	6,506	(495)
Deferred revenue	(366)	(339)
Accrued restructuring	875	—
Accrued expenses and deferred compensation	(738)	(762)
Income taxes	(1,185)	(633)
Net cash used in operating activities	(2,633)	(4,476)
Cash flows from investing activities:
Capital expenditures	(1,578)	(1,972)
Proceeds from the sale of equipment	527	309
Proceeds from note receivable	180	150
Proceeds from the sale of investments (rabbi trust)	462	986
Purchase of investments (rabbi trust)	(378)	(472)
Net cash used in investing activities	(787)	(999)
Cash flows from financing activities:
Proceeds from line of credit - China	4,010	—
Common stock surrendered for withholding taxes payable	(68)	(146)
Net cash provided by (used in) financing activities	3,942	(146)
Effect of foreign currency exchange rate changes on cash and cash equivalents	(3)	(129)
Increase (decrease) in cash and cash equivalents	519	(5,750)
Cash and cash equivalents at beginning of year	10,012	20,964
Cash and cash equivalents at end of year	$10,531	$15,214
Free Cash Flow (1)	$(3,423)	$(5,604)

(1) See next page for Reconciliation of Free Cash Flow for the six months ending October 27, 2024, and October 29, 2023.

-MORE-

CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP, INC.

RECONCILIATION OF FREE CASH FLOW

FOR THE SIX MONTHS ENDED OCTOBER 27, 2024, AND OCTOBER 29, 2023

Unaudited

(Amounts in Thousands)

	SIX MONTHS ENDED
	Amounts
	October 27,	October 29,
	2024	2023
A) Net cash used in operating activities	$(2,633)	$(4,476)
B) Minus: Capital expenditures	(1,578)	(1,972)
C) Plus: Proceeds from the sale of equipment	527	309
D) Plus: Proceeds from note receivable	180	150
E) Plus: Proceeds from the sale of investments (rabbi trust)	462	986
F) Minus: Purchase of investments (rabbi trust)	(378)	(472)
G) Effects of foreign currency exchange rate changes on cash and cash equivalents	(3)	(129)
Free Cash Flow	$(3,423)	$(5,604)

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CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE THREE MONTHS ENDED OCTOBER 27, 2024, AND OCTOBER 29, 2023

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	October 27,	October 29,	% Over	October 27,	October 29,
Net Sales by Segment	2024	2023	(Under)	2024	2023
Mattress Fabrics	$30,074	$31,377	(4.2)%	54.0%	53.4%
Upholstery Fabrics	25,600	27,348	(6.4)%	46.0%	46.6%
Net Sales	$55,674	$58,725	(5.2)%	100.0%	100.0%

Gross Profit				Gross Margin
Mattress Fabrics	$2,444	$2,483	(1.6)%	8.1%	7.9%
Upholstery Fabrics	4,315	5,389	(19.9)%	16.9%	19.7%
Total Segment Gross Profit	6,759	7,872	(14.1)%	12.1%	13.4%
Restructuring Related (Charge) Credit (1)	(769)	78	N.M.	(1.4)%	0.1%
Gross Profit	$5,990	$7,950	(24.7)%	10.8%	13.5%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$3,481	$3,419	1.8%	11.6%	10.9%
Upholstery Fabrics	3,700	3,998	(7.5)%	14.5%	14.6%
Unallocated Corporate Expenses	2,178	2,628	(17.1)%	3.9%	4.5%
Selling, General and Administrative Expenses	$9,359	$10,045	(6.8)%	16.8%	17.1%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(1,037)	$(936)	10.8%	(3.4)%	(3.0)%
Upholstery Fabrics	$615	$1,391	(55.8)%	2.4%	5.1%
Unallocated Corporate Expenses	$(2,178)	$(2,628)	(17.1)%	(3.9)%	(4.5)%
Total Segment Loss from Operations	(2,600)	(2,173)	19.7%	(4.7)%	(3.7)%
Restructuring Related (Charge) Credit (1)	(769)	78	N.M	(1.4)%	0.1%
Restructuring Expense (1)	(2,031)	(144)	N.M	(3.6)%	(0.2)%
Loss from Operations	$(5,400)	$(2,239)	141.2%	(9.7)%	(3.8)%

Depreciation Expense by Segment
Mattress Fabrics (2)	$1,787	$1,468	21.7%
Upholstery Fabrics	174	149	16.8%
Depreciation Expense	$1,961	$1,617	21.3%

Notes

(1) See page 14 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the three months ending October 27, 2024, and October 29, 2023.

(2) During the three-month period ending October 27, 2024, depreciation expense for the mattress fabrics segment included additional depreciation expense related to the shortening of useful lives of equipment associated with the gradual discontinuation of operations at our manufacturing facility located in Quebec, Canada. The amount of additional depreciation expense totaling $465,000 was classified as restructuring expense in our Consolidated Statements of Net Loss.

-MORE-

CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE SIX MONTHS ENDED OCTOBER 27, 2024, AND OCTOBER 29, 2023

Unaudited

(Amounts in Thousands)

	SIX MONTHS ENDED
	Amounts			Percent of Total Sales
	October 27,	October 29,	% Over	October 27,	October 29,
Net Sales by Segment	2024	2023	(Under)	2024	2023
Mattress Fabrics	$58,150	$60,599	(4.0)%	51.8%	52.5%
Upholstery Fabrics	54,061	54,788	(1.3)%	48.2%	47.5%
Net Sales	$112,211	$115,387	(2.8)%	100.0%	100.0%

Gross Profit:				Gross Margin
Mattress Fabrics	$2,118	$4,477	(52.7)%	3.6%	7.4%
Upholstery Fabrics	9,833	10,659	(7.7)%	18.2%	19.5%
Total Segment Gross Profit	11,951	15,136	(21.0)%	10.7%	13.1%
Restructuring Related Charge (1)	(885)	(101)	N.M.	(0.8)%	(0.1)%
Gross Profit	$11,066	$15,035	(26.4)%	9.9%	13.0%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$6,704	$6,811	(1.6)%	11.5%	11.2%
Upholstery Fabrics	7,506	7,939	(5.5)%	13.9%	14.5%
Unallocated Corporate Expenses	4,445	5,124	(13.3)%	4.0%	4.4%
Selling, General and Administrative Expenses	$18,655	$19,874	(6.1)%	16.6%	17.2%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(4,586)	$(2,334)	96.5%	(7.9)%	(3.9)%
Upholstery Fabrics	2,327	2,720	(14.4)%	4.3%	5.0%
Unallocated Corporate Expenses	(4,445)	(5,124)	(13.3)%	(4.0)%	(4.4)%
Total Segment Loss from Operations	(6,704)	(4,738)	41.5%	(6.0)%	(4.1)%
Restructuring Related Charge (1)	(885)	(101)	N.M.	(0.8)%	(0.1)%
Restructuring Expense (1)	(4,662)	(482)	N.M.	(4.2)%	(0.4)%
Loss from Operations	$(12,251)	$(5,321)	130.2%	(10.9)%	(4.6)%

Return on Capital Employed (ttm) (2)
Mattress Fabrics	(15.1)%	(14.2)%	6.3%
Upholstery Fabrics	71.0%	29.0%	144.8%
Unallocated Corporate	N.M.	N.M.	N.M.
Consolidated	(17.5)%	(19.4)%	(9.8)%
Capital Employed (2) (3)
Mattress Fabrics	$54,313	$61,185	(11.2)%
Upholstery Fabrics	6,602	11,324	(41.7)%
Unallocated Corporate	4,613	3,562	29.5%
Consolidated	$65,528	$76,071	(13.9)%

Depreciation Expense by Segment
Mattress Fabrics (4)	$4,084	$2,922	39.8%
Upholstery Fabrics	333	329	1.2%
Depreciation Expense	$4,417	$3,251	35.9%

Notes

(1) See page 15 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the six months ending October 27, 2024, and October 29, 2023.

(2) See pages 17 through 20 for calculation of Return on Capital Employed by Segment for the trailing twelve months ending October 27, 2024, and October 29, 2023, and a reconciliation to information from our U.S. GAAP financial statements.

(3) The capital employed balances are as of October 27, 2024, and October 29, 2023.

(4) During the six-month period ending October 27, 2024, depreciation expense for the mattress fabrics segment included additional depreciation expense related to the shortening of useful lives of equipment associated with the gradual discontinuation of operations at our manufacturing facility located in Quebec, Canada. The amount of additional depreciation expense totaling $1.3 million was classified as restructuring expense in our Consolidated Statements of Net Loss.

-MORE-

CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THREE MONTHS ENDED OCTOBER 27, 2024, AND OCTOBER 29, 2023

Unaudited

(Amounts in Thousands)

	As Reported		Adjusted Results
	October 27,		October 27,
	2024	Adjustments	2024

Net sales	$55,674	—	$55,674
Cost of sales (1)	(49,684)	769	(48,915)
Gross profit	5,990	769	6,759
Selling, general and administrative expenses	(9,359)	—	(9,359)
Restructuring expense (2)	(2,031)	2,031	—
Loss from operations	$(5,400)	2,800	$(2,600)

Notes

(1) During the three months ending October 27, 2024, cost of sales included restructuring related charges totaling $769,000 for losses on the disposal and valuation of inventory related to the gradual discontinuation of operations at our manufacturing facility located in Quebec, Canada.

(2) During the three months ending October 27, 2024, restructuring expense of $2.0 million represents $2.0 million and $29,000, related to the mattress fabrics and upholstery fabrics segments, respectively. The $2.0 million of restructuring expense represents (i) $1.4 million related to the gradual discontinuation of operations and the process of selling the manufacturing facility located in Quebec, Canada, which includes employee termination benefits of $505,000, additional depreciation related to the shortening of useful lives of equipment of $465,000, other associated costs of $373,000, and lease termination costs of $179,000, partially offset by net gains on the disposal of equipment totaling $133,000; (ii) $600,000 related to relocating certain equipment and consolidating production from the mattress fabric manufacturing facility located in Quebec, Canada to the U.S facility located in Stokesdale, North Carolina, which includes other associated costs of $527,000, employee termination benefits of $58,000, and losses on the disposal of equipment totaling $15,000; (iii) $29,000 of other associated costs related to moving certain equipment from our upholstery fabrics operation located in Knoxville, Tennessee to our upholstery fabrics distribution center located in Burlington, N.C.; and (iv) $13,000 for losses on the disposal of equipment related to the consolidation of two leased facilities at our mattress cover operation located in Ouanaminthe, Haiti.

	As Reported		Adjusted Results
	October 29,		October 29,
	2023	Adjustments	2023

Net sales	$58,725	—	$58,725
Cost of sales (1)	(50,775)	(78)	(50,853)
Gross profit	7,950	(78)	7,872
Selling, general and administrative expenses	(10,045)	—	(10,045)
Restructuring expense (2)	(144)	144	—
Loss from operations	$(2,239)	66	$(2,173)

Notes

(1) During the three months ending October 29, 2023, cost of sales included a restructuring related credit totaling $78,000 for adjustments made for inventory markdowns related to the discontinuation of production of cut and sewn upholstery kits at the company's facility in Ouanaminthe, Haiti.

(2) During the three months ending October 29, 2023, restructuring expense represents $142,000 for impairment charges related to equipment and $2,000 for employee termination benefits related to the discontinuation of production of cut and sewn upholstery kits at our facility located in Ouanaminthe, Haiti.

-MORE-

CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR SIX MONTHS ENDED OCTOBER 27, 2024, AND OCTOBER 29, 2023

Unaudited

(Amounts in Thousands)

	As Reported		Adjusted Results
	October 27,		October 27,
	2024	Adjustments	2024

Net sales	$112,211	—	$112,211
Cost of sales (1)	(101,145)	885	(100,260)
Gross profit	11,066	885	11,951
Selling, general and administrative expenses	(18,655)	—	(18,655)
Restructuring expense (2)	(4,662)	4,662	—
Loss from operations	$(12,251)	5,547	$(6,704)

Notes

(1) During the six months ending October 27, 2024, cost of sales included restructuring related charges totaling $885,000 for losses on the disposal and valuation of inventory related to the gradual discontinuation of operations at our manufacturing facility located in Quebec, Canada.

(2) During the six months ending October 27, 2024, restructuring expense of $4.7 million represents $4.5 million and $161,000, related to the mattress fabrics and upholstery fabrics segments, respectively. The $4.7 million of restructuring expense represents (i) $3.3 million related to the gradual discontinuation of operations and the process of selling the manufacturing facility located in Quebec, Canada, which includes $1.3 million of additional depreciation related to the shortening of useful lives of equipment, employee termination benefits of $1.0 million, other associated costs of $463,000, and lease termination costs of $443,000, partially offset by net gains on the disposal of equipment of $38,000; (ii) $767,000 related to relocating certain equipment and consolidating production from the mattress fabric manufacturing facility located in Quebec, Canada to the U.S facility located in Stokesdale, North Carolina, which includes other associated costs of $694,000, employee termination benefits of $58,000, and losses on the disposal of equipment totaling $15,000; (iii) $483,000 related to the consolidation of two leased facilities at our mattress cover operation located in Ouanaminthe, Haiti, which includes lease termination costs of $406,000, employee termination benefits of $48,000, other associated costs of $16,000, and losses of the disposal of equipment of $13,000; and (iv) $161,000 related to our upholstery fabrics segment which includes employee termination benefits of $102,000 and other associated costs of $59,000 for moving equipment from our upholstery fabrics operation located in Knoxville, Tennessee to our upholstery fabrics distribution center located in Burlington, N.C.

	As Reported		Adjusted Results
	October 29,		October 29,
	2023	Adjustments	2023

Net sales	$115,387	—	$115,387
Cost of sales (1)	(100,352)	101	(100,251)
Gross profit	15,035	101	15,136
Selling, general and administrative expenses	(19,874)	—	(19,874)
Restructuring expense (2)	(482)	482	—
Loss from operations	$(5,321)	583	$(4,738)

Notes

(1) During the six months ending October 29, 2023, cost of sales included restructuring related charges totaling $101,000, which represents the markdown of inventory totaling $179,000 which occurred during the first quarter of fiscal 2024, partially offset by a gain on disposal of inventory totaling $78,000 which occurred during the second quarter of fiscal 2024, related to the discontinuation of production of cut and sewn upholstery kits at the company's facility in Ouanaminthe, Haiti.

(2) During the six months ending October 29, 2023, restructuring expense represents $379,000 for impairment charges related to equipment and $103,000 for employee termination benefits related to the discontinuation of production of cut and sewn upholstery kits at our facility located in Ouanaminthe, Haiti.

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CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP, INC.

CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA

FOR THE TWELVE MONTHS ENDED OCTOBER 27, 2024, AND OCTOBER 29, 2023

Unaudited

(Amounts in Thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	January 28,	April 28,	July 28,	October 27,	October 27,
	2024	2024	2024	2024	2024
Net loss	$(3,188)	$(4,865)	$(7,261)	$(5,644)	$(20,958)
Income tax expense (benefit)	1,027	805	240	(50)	2,022
Interest income, net	(284)	(252)	(235)	(214)	(985)
Depreciation expense	1,646	1,623	1,581	1,496	6,346
Restructuring (credit) expense	(50)	204	2,631	2,031	4,816
Restructuring related (credit) charge	(61)	—	116	769	824
Amortization expense	98	99	99	101	397
Stock based compensation	262	168	176	188	794
Adjusted EBITDA	$(550)	$(2,218)	$(2,653)	$(1,323)	$(6,744)

% Net Sales	(0.9)%	(4.5)%	(4.7)%	(2.4)%	(3.0)%

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	January 29,	April 30,	July 30,	October 29,	October 29,
	2023	2023	2023	2023	2023
Net loss (1)	$(8,968)	$(4,681)	$(3,342)	$(2,424)	$(19,415)
Income tax expense	286	798	701	516	2,301
Interest income, net	(196)	(239)	(345)	(282)	(1,062)
Depreciation expense	1,739	1,619	1,634	1,617	6,609
Restructuring expense	711	70	338	144	1,263
Restructuring related charge (credit)	—	—	179	(78)	101
Amortization expense	109	115	96	97	417
Stock based compensation	322	258	322	163	1,065
Adjusted EBITDA	$(5,997)	$(2,060)	$(417)	$(247)	$(8,721)

% Net Sales	(11.4)%	(3.4)%	(0.7)%	(0.4)%	(3.8)%

% Over (Under)	(90.8)%	7.7%	536.2%	435.6%	(22.7)%

-MORE-

CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED OCTOBER 27, 2024

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	October 27, 2024 (1)	Employed (2)	Employed (3)
Mattress Fabrics	$(9,097)	$60,301	(15.1)%
Upholstery Fabrics	5,394	7,595	71.0%
Unallocated Corporate	(8,896)	4,284	N.M.
Consolidated	$(12,599)	$72,179	(17.5)%

Average Capital Employed	As of the Three Months Ended October 27, 2024				As of the Three Months Ended July 28, 2024				As of the Three Months Ended April 28, 2024
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$69,261	31,385	28,341	128,987	$66,713	31,763	30,663	129,139	$72,060	32,629	27,365	132,054
Total liabilities	(14,948)	(24,783)	(25,633)	(65,364)	(10,303)	(24,857)	(24,855)	(60,015)	(9,803)	(25,370)	(20,752)	(55,925)
Subtotal	$54,313	$6,602	2,708	$63,623	$56,410	$6,906	5,808	$69,124	$62,257	$7,259	6,613	$76,129
Cash and cash equivalents	—	—	(10,531)	(10,531)	—	—	(13,472)	(13,472)	—	—	(10,012)	(10,012)
Short-term investments - Rabbi Trust	—	—	(919)	(919)	—	—	(954)	(954)	—	—	(903)	(903)
Current income taxes receivable	—	—	(979)	(979)	—	—	(532)	(532)	—	—	(350)	(350)
Long-term investments - Rabbi Trust	—	—	(7,105)	(7,105)	—	—	(7,089)	(7,089)	—	—	(7,102)	(7,102)
Deferred income taxes - non-current	—	—	(559)	(559)	—	—	(528)	(528)	—	—	(518)	(518)
Line of credit - China	—	—	4,074	4,074	—	—	4,017	4,017	—	—	—	—
Deferred compensation - current	—	—	919	919	—	—	954	954	—	—	903	903
Accrued restructuring			863	863			633	633	—	—	—	—
Income taxes payable - current	—	—	1,165	1,165	—	—	759	759	—	—	972	972
Income taxes payable - long-term	—	—	1,378	1,378	—	—	2,180	2,180	—	—	2,088	2,088
Deferred income taxes - non-current	—	—	6,624	6,624	—	—	6,449	6,449	—	—	6,379	6,379
Deferred compensation non-current	—	—	6,975	6,975	—	—	6,946	6,946	—	—	6,929	6,929
Total Capital Employed	$54,313	$6,602	$4,613	$65,528	$56,410	$6,906	$5,171	$68,487	$62,257	$7,259	$4,999	$74,515

-MORE-

CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED OCTOBER 27, 2024

Unaudited

(Amounts in Thousands)

	As of the Three Months Ended January 28, 2024				As of the Three Months Ended October 29, 2023
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$75,572	38,085	28,341	141,998	$75,924	35,082	31,154	142,160
Total liabilities	(8,234)	(32,201)	(20,767)	(61,202)	(14,739)	(23,758)	(20,035)	(58,532)
Subtotal	$67,338	$5,884	$7,574	$80,796	$61,185	$11,324	$11,119	$83,628
Cash and cash equivalents	—	—	(12,585)	(12,585)	—	—	(15,214)	(15,214)
Short-term investments - Rabbi Trust	—	—	(937)	(937)	—	—	(937)	(937)
Current income taxes receivable	—	—	(476)	(476)	—	—	(340)	(340)
Long-term investments - Rabbi Trust	—	—	(7,083)	(7,083)	—	—	(6,995)	(6,995)
Deferred income taxes - non-current	—	—	(531)	(531)	—	—	(472)	(472)
Deferred compensation - current	—	—	937	937	—	—	937	937
Accrued restructuring	—	—	—	—	—	—	—	—
Income taxes payable - current	—	—	1,070	1,070	—	—	998	998
Income taxes payable - long-term	—	—	2,072	2,072	—	—	2,055	2,055
Deferred income taxes - non-current	—	—	6,177	6,177	—	—	5,663	5,663
Deferred compensation non-current	—	—	6,856	6,856	—	—	6,748	6,748
Total Capital Employed	$67,338	$5,884	$3,074	$76,296	$61,185	$11,324	$3,562	$76,071

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Consolidated
Average Capital Employed (2)	$60,301	$7,595	$4,284	$72,179

Notes

(1) See last page of this presentation for calculation.

(2) Average capital employed is calculated independently for each segment and on a consolidated basis using the five quarterly periods ending October 27, 2024, July 28, 2024, April 28, 2024, January 28, 2024, and October 29, 2023.

(3) Return on average capital employed represents the twelve months operating (loss) income as of October 27, 2024, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term and long-term investments – Rabbi Trust, income taxes receivable and payable, accrued restructuring, line of credit - China, noncurrent deferred income tax assets and liabilities, and current and non-current deferred compensation.

(4) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

-MORE-

CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED OCTOBER 29, 2023

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	October 29, 2023 (1)	Employed (2)	Employed (3)
Mattress Fabrics	$(9,093)	$64,140	(14.2)%
Upholstery Fabrics	3,910	13,489	29.0%
Unallocated Corporate	(10,584)	3,724	N.M.
Consolidated	$(15,767)	$81,354	(19.4)%

Average Capital Employed	As of the Three months ended October 29, 2023				As of the Three Months Ended July 30, 2023				As of the Three Months Ended April 30, 2023
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$75,924	35,082	31,154	142,160	$72,286	37,592	33,024	142,902	$75,494	39,127	37,562	152,183
Total liabilities	(14,739)	(23,758)	(20,035)	(58,532)	(11,230)	(25,235)	(20,320)	(56,785)	(11,387)	(29,638)	(22,078)	(63,103)
Subtotal	$61,185	$11,324	$11,119	$83,628	$61,056	$12,357	$12,704	$86,117	$64,107	$9,489	$15,484	$89,080
Cash and cash equivalents	—	—	(15,214)	(15,214)	—	—	(16,812)	(16,812)	—	—	(20,964)	(20,964)
Short-term investments - Rabbi Trust	—	—	(937)	(937)	—	—	(791)	(791)	—	—	(1,404)	(1,404)
Current income taxes receivable	—	—	(340)	(340)	—	—	(202)	(202)	—	—	—	—
Long-term investments - Rabbi Trust	—	—	(6,995)	(6,995)	—	—	(7,204)	(7,204)	—	—	(7,067)	(7,067)
Deferred income taxes - non-current	—	—	(472)	(472)	—	—	(476)	(476)	—	—	(480)	(480)
Deferred compensation - current	—	—	937	937	—	—	791	791	—	—	1,404	1,404
Accrued restructuring	—	—	—	—	—	—	10	10	—	—	—	—
Income taxes payable - current	—	—	998	998	—	—	526	526	—	—	753	753
Income taxes payable - long-term	—	—	2,055	2,055	—	—	2,710	2,710	—	—	2,675	2,675
Deferred income taxes - non-current	—	—	5,663	5,663	—	—	5,864	5,864	—	—	5,954	5,954
Deferred compensation - long-term	—	—	6,748	6,748	—	—	6,966	6,966	—	—	6,842	6,842
Total Capital Employed	$61,185	$11,324	$3,562	$76,071	$61,056	$12,357	$4,086	$77,499	$64,107	$9,489	$3,197	$76,793

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CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED OCTOBER 29, 2023

Unaudited

(Amounts in Thousands)

	As of the Three Months Ended January 29, 2023				As of the Three Months Ended October 30, 2022
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$75,393	39,817	35,388	150,598	$78,366	44,934	38,330	161,630
Total liabilities	(9,511)	(24,367)	(23,216)	(57,094)	(9,895)	(26,108)	(23,519)	(59,522)
Subtotal	$65,882	$15,450	$12,172	$93,504	$68,471	$18,826	$14,811	$102,108
Cash and cash equivalents	—	—	(16,725)	(16,725)	—	—	(19,137)	(19,137)
Short-term investments - Rabbi Trust	—	—	(2,420)	(2,420)	—	—	(2,237)	(2,237)
Current income taxes receivable	—	—	(238)	(238)	—	—	(510)	(510)
Long-term investments - Rabbi Trust	—	—	(7,725)	(7,725)	—	—	(7,526)	(7,526)
Deferred income taxes - non-current	—	—	(463)	(463)	—	—	(493)	(493)
Deferred compensation - current	—	—	2,420	2,420	—	—	2,237	2,237
Accrued restructuring	—	—	—	—	—	—	33	33
Income taxes payable - current	—	—	467	467	—	—	969	969
Income taxes payable - long-term	—	—	2,648	2,648	—	—	2,629	2,629
Deferred income taxes - non-current	—	—	6,089	6,089	—	—	5,700	5,700
Deferred compensation - long-term	—	—	7,590	7,590	—	—	7,486	7,486
Total Capital Employed	$65,882	$15,450	$3,815	$85,147	$68,471	$18,826	$3,962	$91,259

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Consolidated
Average Capital Employed (2)	$64,140	$13,489	$3,724	$81,354

Notes

(1) See last page of this presentation for calculation.

(2) Average capital employed was calculated independently for each segment and on a consolidated basis using the five quarterly periods ending October 29, 2023, July 30, 2023, April 30, 2023, January 29, 2023, and October 30, 2022.

(3) Return on average capital employed represents the last twelve months operating (loss) income as of October 29, 2023, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term and long-term investments – Rabbi Trust, income taxes receivable and payable, accrued restructuring,noncurrent deferred income tax assets and liabilities, and current and non-current deferred compensation.

(4) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

CULP Announces Results for Second Quarter Fiscal 2025

December 4, 2024

CULP INC.

CONSOLIDATED STATEMENTS OF ADJUSTED OPERATING (LOSS) INCOME

FOR THE TWELVE MONTHS ENDED OCTOBER 27, 2024, AND OCTOBER 29, 2023

Unaudited

(Amounts in Thousands)

	Quarter Ended
					Trailing 12
					Months
	01/28/2024	04/28/2024	07/28/2024	10/27/2024	10/27/2024
Mattress Fabrics	$(1,582)	$(2,929)	$(3,549)	$(1,037)	$(9,097)
Upholstery Fabrics	2,092	975	1,712	615	5,394
Unallocated Corporate	(2,361)	(2,090)	(2,267)	(2,178)	(8,896)
Operating loss	$(1,851)	$(4,044)	$(4,104)	$(2,600)	$(12,599)

	Quarter Ended
					Trailing 12
					Months
	1/29/2023	4/30/2023	7/30/2023	10/29/2023	10/29/2023
Mattress Fabrics	$(4,229)	$(2,530)	$(1,398)	$(936)	$(9,093)
Upholstery Fabrics	(420)	1,611	1,328	1,391	3,910
Unallocated Corporate	(2,423)	(3,038)	(2,495)	(2,628)	(10,584)
Operating loss	$(7,072)	$(3,957)	$(2,565)	$(2,173)	$(15,767)

% Over (Under)	(73.8)%	2.2%	60.0%	19.7%	(20.1)%

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